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                                                                  Exhibit 10.7.1

                        GALYAN'S TRADING COMPANY, INC.

                      1999 STOCK OPTION PLAN, AS AMENDED

                        FORM OF STOCK OPTION AGREEMENT

          THIS STOCK OPTION AGREEMENT (this "Agreement") is entered into as of
                                             ---------
___________ by and between Galyan's Trading Company, Inc., an Indiana corporation (the "Company"), and _____________ ("Optionee") pursuant to the
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Galyan's Trading Company, Inc. 1999 Stock Option Plan, as amended (the "Plan").
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All capitalized terms not otherwise defined herein shall have the meanings set forth in the Plan.

                                R E C I T A L S
                                - - - - - - - -

          A. Optionee is an employee of the Company and the Company considers it desirable to give Optionee an added incentive to advance the Company's interests.

          B. The Committee has determined to grant Optionee the right to purchase shares of common stock of the Company pursuant to the terms and conditions of this Agreement and the Plan.

                              A G R E E M E N T:
                              - - - - - - - - -

          NOW, THEREFORE, in consideration of the covenants hereinafter set forth, the parties agree as follows:

          1.   Options; Number of Shares.
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               (a)    The Company hereby grants to Optionee the right to
purchase (each an "Option" and collectively, the "Options") up to _________
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shares of common stock, no par value, of the Company (the "Common Stock" or the
"Shares") at the per share price (the "Purchase Price") of $__________.*
                                       --------------
Subject to adjustment under Section 10 of the Plan.

               (b)    The Options and the right to purchase all or any portion
of the Shares are subject to the terms and conditions stated in this Agreement and in the Plan. Upon exercise of an Option and payment of the Purchase Price, Optionee shall become a shareholder of the Company, with all rights and privileges of a shareholder of the Company in respect of any Shares issuable upon such exercise. It is intended that the Options will not qualify for treatment as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").
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* Subject to adjustment under Section 10 of the Plan.
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          2.    Exercise Criteria; Termination of Options.
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                (a)    Exercise Criteria.  The Options shall become vested and
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exercisable as set forth on Schedule A.
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                (b)    Termination. The Options and Optionee's right to exercise
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the Options, shall terminate on the expiration of seven (7) years from the date hereof unless terminated earlier pursuant to Section 3 hereof or pursuant to the Plan (including, without limitation, pursuant to Section 13(b) of the Plan).

          3.    Effect of Termination of Employment or Death.  If the Optionee's
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employment by the Company terminates for any reason (including, without limitation, by reason of Optionee's death, disability, retirement, voluntary resignation or dismissal by the Company, with or without cause) (the date of such termination is referred to as the "Termination Date"), the Options and all other rights and benefits under this Agreement terminate, except that the Optionee may, at any time within the following applicable period after the Termination Date, exercise the Options to the extent the Options were exercisable on the Termination Date and have not otherwise expired or do not otherwise expire prior to the end of such periods:

                (a) Termination of Optionee's employment or other relationship with the Company by the Company (other than termination for cause): for a period of 90 days; provided that if Optionee dies within 90 days after his Termination Date, such period shall be extended to 120 days after his Termination Date;

                (b) Voluntary resignation (other than in anticipation of or in connection with a termination for cause): for a period of 90 days; provided that if Optionee dies within 90 days after his Termination Date, such period shall be extended to 120 days after his Termination Date; or

                (c) Optionee's death or disability (within the meaning of Section 22(e)(3) of the Code): for a period of 120 days.

In the case of a termination for cause (as determined in good faith by the Board of Directors of the Company (the "Board")) or a voluntary resignation in
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anticipation of or in connection with a termination for cause, the Options shall terminate immediately, in their entirety and shall not be exercisable in whole or part thereafter.

          4.    Termination of Employment or Other Relationship. The termination
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for any reason of Optionee's employment or other relationship with the Company shall not accelerate the vesting of the Options. The Options may only be exercised with respect to that number of Shares which could have been exercised under the Options had such Options been exercised by Optionee on the date of such termination (for a termination other than cause) and only for the limited period of time set forth in Section 3.

          5.     Death of Optionee: No Assignment.  The rights of Optionee under
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this Agreement may not be assigned or transferred except by will, by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by such Optionee; provided, however, that in the event of disability
(within the meaning of Section 22(e)(3) of the

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Code) of Optionee, a designee of Optionee (or the Optionee's legal representative if Optionee has not designated anyone) may exercise the Options on behalf of Optionee (provided the Options would have been exercisable by Optionee) until the right to exercise the Options otherwise expires. Any attempt to sell, pledge, assign, hypothecate, transfer or otherwise dispose of the Options in contravention of this Agreement or the Plan shall be void. If Optionee should die while Optionee is engaged in an employment relationship with the Company or within 90 days after termination of such relationship, and provided Optionee's rights hereunder shall have vested, in whole or in part, pursuant to Section 2 hereof, Optionee's designee, legal representative, or legatee, the successor trustee of Optionee's inter vivos trust or the person who acquired the right to exercise the Options by reason of the death of Optionee (individually, a "Successor") shall succeed to Optionee's rights under this Agreement. After the death of Optionee, only a Successor may exercise the Options.

          6.     Exercise of Options. No Option granted under this Agreement
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shall be exercisable until and except to the extent that it has vested. On or after the vesting of the Options in accordance with Section 2 hereof and until termination of the Options in accordance with this Agreement and the Plan, the Options may be exercised by Optionee (or such other person specified in Section 5 hereof) to the extent exercisable as determined under Section 2 hereof, upon delivery of the following to the Company at its principal executive offices:

                 (a) a written notice of exercise which identifies this Agreement, the type of Option to be exercised, and states the number of Shares to be purchased;

                 (b) a check, cash or any combination thereof in the amount of the aggregate Purchase Price (or payment of the aggregate Purchase Price in such other form of lawful consideration as the Committee may approve from time to time under the provisions of Section 7 of the Plan);

                 (c) a check or cash in the amount reasonably requested by the Company to satisfy the Company's withholding obligations under federal, state or other applicable tax laws with respect to the taxable income, if any, recognized by Optionee in connection with the exercise, in whole or in part, of the Options (unless the Company and Optionee shall have made other arrangements for deductions or withholding from Optionee's wages, bonus or other income paid to Optionee by the Company, provided, however, such arrangements must satisfy the requirements of all applicable tax laws);

                 (d) any written representations and/or undertakings, in such form and substance as the Company may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements; and

                 (e) such further acts as may be necessary to register Optionee as a shareholder of the Company.

Fractional share interests shall be disregarded, but may be cumulated. No fewer than 100* Options may be exercised at any one time, unless the number is the total number of Options exercisable at the time.

          7.  Continuance of Employment Required; No Employment
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Commitment. The vesting schedule requires continued employment through each
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applicable vesting date as a condition to the vesting of the applicable installment of the Options and the rights and benefits under this Agreement. Partial employment, even if substantial, during any vesting period will not entitle Optionee to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of employment as provided in Section 3 above or under the Plan.

               Nothing contained in this Agreement or the Plan constitutes an employment or service commitment by the Company or any of its affiliates, affects Optionee's status as an employee at will (subject to the terms and conditions of any employment contract to which the Optionee may be a party) who is subject to termination without cause, confers upon Optionee any right to remain employed by the Company or any affiliate, interferes in any way with the right of the Company or any affiliate at any time to terminate such employment, or affects the right of the Company or any Subsidiary to increase or decrease Optionee's other compensation.

          8.   No Rights as a Stockholder.  Neither the Optionee nor any other
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person entitled to exercise any Option shall have any of the rights or privileges of a stockholder of the Company as to any shares of Common Stock until the issuance and delivery to him or her of a certificate evidencing the shares registered in his or her name. No adjustment will be made for dividends or other rights as to a stockholder for which a record date is prior to such date of delivery.

          9.   Limitation of Company's Liability for Nonissuance.  Inability of
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the Company to obtain, from any regulatory body having jurisdiction, authority reasonably deemed by the Company's counsel to be necessary for the lawful issuance and sale of any Shares hereunder and under the Plan shall relieve the Company of any liability in respect of the nonissuance or sale of such Shares as to which such requisite authority shall not have been obtained.

          10.  The Plan.  The Options and all rights of Optionee thereunder
               --------
and/or hereunder are subject to, and the Optionee agrees to be bound by, all of the terms and conditions of the provisions of the Plan, incorporated herein by this reference. Unless otherwise expressly provided in these terms and conditions, provisions of the Plan that confer discretionary authority on the Board or the Committee do not (and shall not be deemed to) create any additional rights in the Optionee not expressly set forth in this Agreement or in a written amendment hereto signed by the Company. If there is any conflict or inconsistency between the terms and conditions of this Agreement and of the Plan, the terms and conditions of the Plan shall govern. The Optionee acknowledges receipt of a complete copy of the Plan and agrees to be bound by its terms. The Optionee acknowledges reading and understanding the Plan.

               (a)  Further Assurances.  Each party hereto agrees to perform any
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further acts and execute and deliver any documents which may be reasonably necessary to carry out the intent of this Agreement.

               (b)  Notices.  Except as otherwise provided herein, all notices,
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requests, demands and other communications under this Agreement shall be in writing, and if by telegram

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or telecopy, shall be deemed to have been validly served, given or delivered when sent, or if by personal delivery or messenger or courier service, or by registered or certified mail, shall be deemed to have been validly served, given or delivered upon actual delivery, at the following addresses, telephone and facsimile numbers (or such other address(es), telephone and facsimile numbers a party may designate for itself by like notice):

     If to Optionee:

          To the Optionee's most recent address or telecopy number reflected on the Company's records.

          If to the Company:
          Galyan's Trading Company, Inc.
          2437 E. Main Street
          Plainfield, IN 46168
          Attn:  Chief Executive Officer
          Telecopy:  (317) 532-2060

          (c)  Amendments.  This Agreement may be amended only by a written
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agreement executed by both of the parties hereto.  The Company may, however, unilaterally waive any provision hereof in writing to the extent such waiver does not adversely affect the interests of the Optionee hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

          (d)  Governing Law.  This Agreement shall be governed by and construed
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in accordance with the laws of the State of New York without regard to conflict of law principles thereunder.

          (e)  Disputes.  In the event of any dispute among the parties arising
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out of this Agreement, the prevailing party shall be entitled to recover from the nonprevailing party the reasonable expenses of the prevailing party including, without limitation, reasonable attorneys' fees.

          (f)  Entire Agreement. This Agreement constitutes the entire agreement
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and understanding among the parties pertaining to the subject matter hereof and supersedes any and all prior agreements, whether written or oral, relating hereto.

          (g)  Headings.  Introductory headings at the beginning of each section
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and subsection of this Agreement are solely for the convenience of the parties and shall not be deemed to be a limitation upon or description of the contents of any such section and subsection of this Agreement.

          (h)  Counterparts. This Agreement may be executed in two counterparts,
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each of which shall be deemed an original and both of which, when taken together, shall constitute one and the same agreement.

                  [Remainder of Page Intentionally Left Blank]

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          IN WITNESS WHEREOF, the Company and Optionee have executed this
Agreement as of the date first above written.

                                              THE COMPANY:

                                              Galyan's Trading Company, Inc.
                                              an Indiana corporation


                                              __________________________________

                                              OPTIONEE:

                                              __________________________________

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                                  SCHEDULE A

                            OPTION VESTING SCHEDULE
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Vesting Schedule          % of Options Vesting                Date of Vesting
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